UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
March 15, 2024
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 15, 2024, the Compensation Committee of the Board of Directors of Fox Factory Holding Corp. (the “Company”) adopted two forms of performance share unit award agreement (the “Forms of PSU Agreement”) for use in connection with the Fox Factory Holding Corp. 2022 Omnibus Plan (the “2022 Omnibus Plan”).
The Compensation Committee adopted a new form of performance share unit award agreement to set the performance criteria for performance-based restricted stock units as the adjusted earnings before interest, taxes, depreciation and amortization margin percentage (“Adjusted EBITDA Margin Percentage PSUs”), to better achieve the objectives of aligning incentive awards to stockholder value and attracting and retaining management. In addition, the Compensation Committee adopted a new form of performance share unit award agreement with a performance criterion for the performance-based restricted stock units of revenue growth (“Revenue Growth PSUs”) to achieve the objective of driving transformational revenue growth during the performance period. The Compensation Committee intends to grant Adjusted EBIDTA Margin Percentage PSUs and Revenue Growth PSUs to eligible participants in the 2022 Omnibus Plan in recognition of their service or expected service to the Company.
The foregoing description of the Forms of PSU Agreement is qualified in its entirety by the full text of the Forms of PSU Agreement, a copy of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K. Such forms may be used in connection with future grants of performance share units to eligible participants in the 2022 Omnibus Plan.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Form of Performance Share Unit Award Agreement under the 2022 Omnibus Plan
10.2	Form of Revenue Growth Performance Share Unit Award Agreement under the 2022 Omnibus Plan
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	March 21, 2024	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer